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                                                                  EXHIBIT 10(21)

                            LAYNE CHRISTENSEN COMPANY

                       NONQUALIFIED STOCK OPTION AGREEMENT

      THIS AGREEMENT dated __________________ (the "Granting Date"), is made by and between Layne Christensen Company, a Delaware corporation (the "Company"), and ______________ (the "Optionee").

      WHEREAS, the Company has adopted the Layne Christensen Company Amended and Restated 2002 Stock Option Plan (the "Plan") pursuant to which the Company may, from time to time, grant options to Key Employees and non-Employee Directors to purchase shares of the Company's common stock;

      WHEREAS, the Optionee is a non-Employee Director of the Company; and

      WHEREAS, the Company desires to grant to the Optionee a nonqualified stock option to purchase shares of the Company's common stock on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. INCORPORATION OF PLAN. The Plan is attached hereto as EXHIBIT A and incorporated herein by this reference, and all of the terms and conditions therein shall be deemed to be included as part of the terms and conditions of this Agreement. In the event of a conflict, the terms and conditions of the Plan shall control. All terms used herein which are defined in the Plan shall have the meanings given them in the Plan.

      2. GRANT OF STOCK OPTION. The Company hereby grants the Optionee an option (the "Option") to purchase at the times hereinafter set forth, in one or more exercises, all or any part of an aggregate of _________ shares of the Company's common stock (the "Shares") for an exercise price of $_______ per share.

      3. CONSIDERATION TO THE COMPANY. In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services as a Director of the Company. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue as a Director of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to remove the Optionee as a Director of the Company at any time for any reason whatsoever, with or without cause. In addition, nothing in this Agreement or in the Plan shall require the Optionee to continue as a Director of the Company.

      4. TIMING AND MANNER OF EXERCISE. The Option shall be 100% exercisable on the Granting Date.

      The Option shall expire as to all of the Shares ten (10) years after the Granting Date except the Option (or a portion thereof) shall terminate earlier as provided in Section 4.3(a) of the Plan.

      The Optionee may exercise the Option for all or any part of the Shares by delivering to the Company a written notice in accordance with Section 4.3(d) of the Plan.

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      5. NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Secretary of the Company at Layne Christensen Company, 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this
Section 5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      6. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      7. AMENDMENT. This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

      8. GOVERNING LAW. The laws of the State of Kansas shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

      9. NON-ASSIGNABILITY. Except as otherwise provided herein or in the Plan, the Option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option, or of any right or privilege conferred hereby, or upon the levy of any attachment or similar process upon the rights and privileges conferred hereby, contrary to the provisions hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

      10. BINDING EFFECT. Except as expressly stated herein to the contrary, the Agreement shall be binding upon and inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

      IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

THE COMPANY:                              THE OPTIONEE:

LAYNE CHRISTENSEN COMPANY

By:___________________________________    ______________________________________

   Name:______________________________    Printed Name:_________________________

   Title: ____________________________    Address of the Optionee:

                                          ______________________________________
                                          ______________________________________


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